                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


                           CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 21, 2006


                                NORDSTROM, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        WASHINGTON                 001-15059                     91-0515058

(STATE OR OTHER JURISDICTION    (COMMISSION FILE           (I.R.S. EMPLOYER
      OF INCORPORATION)              NUMBER)             IDENTIFICATION NO.)


             1617 SIXTH AVENUE, SEATTLE, WASHINGTON      98101
            (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 628-2111


                              INAPPLICABLE
         (FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)


  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):


  ___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 Results of Operations and Financial Condition

On February 23, 2006, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and year ended January 28, 2006, its financial position as of January 28, 2006, and its cash flows for the year ended January 28, 2006. A copy of this earnings release is attached as
Exhibit 99.1.



ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On February 22, 2006, Nordstrom, Inc. issued a press release announcing the appointment of Philip G. Satre to its Board of Directors, effective February 21, 2006. A copy of this press release is attached as Exhibit 99.2. There are no arrangements or understandings between Mr. Satre and any other person pursuant to which Mr. Satre was appointed to the Board of Directors. Mr. Satre and the Company are not parties to any transaction requiring disclosure under
Item 404(a) of Regulation S-K.



ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in
Fiscal Year

On February 21, 2006, in conjunction with the appointment of Mr. Philip Satre to the Board of Directors, Nordstrom, Inc.'s Board of Directors unanimously approved an amendment to the Company's bylaws to increase the number of directors from nine to ten.



ITEM 7.01  Regulation FD Disclosure

On February 23, 2006, Nordstrom, Inc. issued an earnings release announcing its results of operations for the quarter and year ended January 28, 2006, its financial position as of January 28, 2006, and its cash flows for the year ended January 28, 2006. A copy of this earnings release is attached as
Exhibit 99.1.



ITEM 9.01 Financial Statements and Exhibits

99.1	Nordstrom earnings release dated February 23, 2006 relating to the Company's results of operations for the quarter and year ended January 28, 2006, its financial position as of January 28, 2006, and its cash flows for the year ended January 28, 2006.

99.2 Nordstrom press release dated February 22, 2006 announcing the appointment of Philip Satre to the Company's Board of Directors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NORDSTROM, INC.



                                           By:  /s/ Michael G. Koppel
                                                -----------------------
                                                Michael G. Koppel
                                                Executive Vice President and
                                                Chief Financial Officer

Dated: February 23, 2006

EXHIBIT INDEX

EXHIBIT
NUMBER        DESCRIPTION

99.1 Nordstrom earnings release dated February 23, 2006 relating to the Company's results of operations for the quarter and year ended January 28, 2006, its financial position as of January 28, 2006, and its cash flows for the year ended January 28, 2006.

99.2 Nordstrom press release dated February 22, 2006 announcing the appointment of Philip Satre to the Company's Board of Directors.